SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New York Tax Exempt Opportunities Fund -- Class
A Shares
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 11/7/90


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,014    $1,338       $1,461

T   =  Average Annual
       Total Return              1.41%      5.99%       6.63%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $841,912

Expenses                         $149,984

Reimbursement                    $0

Average shares                   19,473,827

NAV                              $8.87

Sales Charge                     4.75%

POP                              $9.31

Yield at POP                     4.62%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.62%                4.62%
 ------      =       ------              =        8.60%
1-46.27%              .5373%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New York Tax Exempt Opportunities Fund Fund --
Class B Shares
Fiscal period ending:  9/30/96
Inception date (if less than 10 years of performance): 2/1/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,008      N/A       $1,093

T   =  Average Annual
       Total Return              0.78%       N/A        3.40%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $199,296

Expenses                         $56,745

Reimbursement                    $0

Average shares                   4,614,339

NAV                              $8.86

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.22%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)

  4.22%                4.22%
 ------      =       ------              =     7.85    %
1-42.27%              .5373%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New York Tax Exempt Opportunities Fund - Class
M Shares
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/1/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000     N/A         $1,000

ERV =  Ending Redeemable Value   $1,027     N/A         $1,100

T   =  Average Annual
       Total Return               2.65%     N/A          5.95%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $7,307

Expenses                         $1,660

Reimbursement                    $0

Average shares                   169,260

NAV                              $8.86

Sales Charge                     3.25%

POP                              $9.16

Yield at POP                     4.41%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.41%               4.41%
 ------      =       ------              =    8.21%
1-46.27%              .5373%